UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported): September 3, 2002


                      CONCEPTS DIRECT, INC.
____________________________________________________________________
      (Exact name of registrant as specified in its charter)


      Delaware                    0-20680          52-1781893
 _________________________     ______________    _______________
(State or other jurisdiction  (Commission File   (IRS Employer
     of incorporation)             Number)     Identification No.)

                 2950 Colorful Avenue, Longmont, CO
                      _____________________________
                  (Address of principal executive offices

                                80504
                          ____________________
                             (Zip Code)

  Registrant's telephone number, including area code: (303) 772-9171

Item 5. Other Events and Regulation FD Disclosure.

On September 3, 2002, Concepts Direct, Inc. (the "Company") announced the election of Zaid H. Haddad, the Company's Controller, as Chief Financial Officer, Secretary and Treasurer. On September 3, 2002, Cody S. McGarraugh, formerly Vice President
- Finance, Chief Financial Officer, Secretary and Treasurer of the Company, resigned from the Company to pursue other interests.

A copy of the press release dated September 3, 2002 announcing the foregoing is filed as an exhibit to this Current Report on Form
8-K.

Item 7. Financial Statements and Exhibits.

Exhibit                 Description

99.1                    Concepts Direct, Inc. Press Release *

*    Exhibit filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONCEPTS DIRECT, INC.


Date: September 3, 2002                 /s/Phillip A. Wiland___________
					Phillip A. Wiland
					Chief Executive Officer
					and President